SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Eaton Vance Growth Trust
(Name of Registrant as Specified in Its Charter)
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EATON VANCE GLOBAL GROWTH FUND

The Eaton Vance Building 255 State Street Boston, Massachusetts 02110

Dear Shareholder:

As a shareholder in the Eaton Vance Global Growth Fund, you recently received proxy materials asking for your vote on important proposals that affect your investment. We apologize for any inconvenience that this follow-up mailing causes but to date we have not recorded your participation. The proposals that you are asked to consider are unanimously recommended by your Fund’s Board of Trustees. The special meeting of shareholders is scheduled for June 30, 2006. Your vote allows you to weigh in on the future of your account. Therefore, we ask that you register your vote without delay.

        We encourage you to utilize one of the following easy options today for recording your vote promptly:

1.     Vote by Telephone. You may cast your vote by telephone by calling the toll free number listed on the enclosed voting instruction form or proxy card and by following the prerecorded information. Please have your proxy information available.

2.     Vote Through the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed voting instruction form or proxy card and following the instructions on the website. Please have your proxy information available.

3.     Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed voting instruction form or proxy card in the postage-prepaid return envelope provided.

        For the reasons set forth in the proxy materials previously delivered to you, THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL OF THE PROPOSALS AND BELIEVES THE PROPOSALS ARE IN THE INTERESTS OF SHAREHOLDERS OF THE FUND.

        If you have any questions regarding anything contained in this letter, please call D.F. King & Co., Inc., toll free at 1-800-829-6554.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.